UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2017
Cardiovascular Systems, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-52082	41-1698056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1225 Old Highway 8 Northwest
St. Paul, Minnesota 55112-6416
(Address of Principal Executive Offices and Zip Code)
(651) 259-1600
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

In August 2017, each of Laurence Betterley, Chief Financial Officer of Cardiovascular Systems, Inc. (the “Company”), and Sandra Sedo, Chief Compliance Officer of the Company, adopted a pre-arranged trading plan to sell shares of the Company’s common stock (the “Betterley Trading Plan” and the “Sedo Trading Plan,” respectively, and, collectively, the “Plans”). The Plans were designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company’s policies regarding stock transactions.

Each of the Plans allows for the sale of an indeterminate number of shares of common stock to cover the required withholding taxes and transaction costs associated with the vesting of shares of restricted stock. The Betterley Trading Plan also provides that Mr. Betterley may sell up to 40,000 vested shares of common stock.

Sales pursuant to the Betterley Trading Plan are expected to begin as early as October 27, 2017, and will terminate no later than October 2, 2018, unless terminated sooner in accordance with the terms of such plan. Sales pursuant to the Sedo Trading Plan are expected to begin as early as August 13, 2018 and will terminate no later than September 13, 2019, unless terminated sooner in accordance with the terms of such plan.

All shares will be sold under the Plans in the open market at prevailing market prices, subject to certain limit price restrictions in the Betterley Trading Plan. Mr. Betterley and Ms. Sedo will have no control over the actual timing of the stock sales under the Plans. All stock sales under the Plans will be disclosed publicly in accordance with applicable securities laws, rules and regulations through appropriate filings with the U.S. Securities and Exchange Commission. The Company does not undertake to report other Rule 10b5-1 plans that may be adopted by any of its officers or directors in the future, to report any modifications or termination of any publicly announced plan, or to report any plan adopted by an employee who is not an executive officer, except in each case to the extent required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 6, 2017

CARDIOVASCULAR SYSTEMS, INC.
By:	/s/ Laurence L. Betterley
Laurence L. Betterley Chief Financial Officer